                                                                    EXHIBIT 10.1
                                 LOGILITY, INC.
                                1997 STOCK PLAN
                                ---------------


     Logility, Inc., a Georgia corporation (the "Company"), hereby establishes the Logility, Inc. 1997 Stock Plan (the "Plan"), effective as of August 7, 1997, the date on which this Plan was approved and adopted by the Board of Directors and Shareholders of the Company.

     1.  Purpose.  The purpose of the Plan is to attract and retain the best
         -------
available talent and encourage the highest level of performance by officers, employees, directors, advisors and consultants, and to provide them with incentives to put forth maximum efforts for the success of the Company's business in order to serve the best interests of the Company. Stock Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as such terms are hereinafter defined. Participants in the Plan may also receive Stock Appreciation Rights, as hereinafter defined, in lieu of or in addition to Stock Options.

     2.  Definitions.  The following terms, when used in the Plan with initial
         -----------
capital letters, will have the following meanings:

     (a) "Act" means the Securities Exchange Act of 1934 as in effect from time to time.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Change in Control" means the occurrence, prior to the expiration of a Stock Option or Stock Appreciation Right, of any of the following events:

         (i) the Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than two-thirds of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors ("Voting Stock") of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

         (ii) the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than two-thirds of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

         (iii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Act) has become the direct or indirect beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Act) of securities representing 50% or more of the combined voting power of the then-outstanding Voting Stock of the Company;

         (iv) the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

         (v) if, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (v) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period; and provided further that this clause (v) shall not commence applicability until such time as at least five directors are serving concurrently on the Board, but shall apply thereafter regardless of the number of directors.

     Notwithstanding the foregoing provisions of clauses (iii) or (iv) above, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" will not be deemed to have occurred for purposes of clause
(iii) or clause (iv) above (A) solely because (1) the Company, (2) a Subsidiary, or (3) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D,
Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Act disclosing beneficial ownership by it of shares of Voting Stock of the Company, whether in excess of 50% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership or any increase or decrease thereof; or (B) solely because of the distribution by


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American Software, Inc., a Georgia corporation ("ASI"), of all or any portion of its Voting Stock of the Company to the Shareholders of ASI.

     (d) "Code" means the Internal Revenue Code of 1986, as in effect from time to time.

     (e) "Committee" shall refer to either the Stock Option Committee or the Special Stock Option Committee.

     (f) "Common Stock" means the common stock of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 10.

     (g) "Date of Grant" means the date specified by the Stock Option Committee or the Special Stock Option Committee, as applicable, on which a grant of Stock Options or Stock Appreciation Rights will become effective (which date will not be earlier than the date on which such Committee takes action with respect thereto).

     (h) "Incentive Stock Option" means a Stock Option granted in accordance with Section 422 of the Code.

     (i) "Market Value per Share" means (i) for Stock Options granted prior to the Company's registration of the Common Stock under the Securities Exchange Act of 1934 ("1934 Act Registration"), the fair market value per share of the Common Stock on the Date of Grant as determined by the Stock Option Committee or the Special Stock Option Committee, as applicable, and (ii) with respect to Stock Options granted after 1934 Act Registration, the average of the high and low closing sale prices as reported on any national securities exchange or automated quotation system on which the Common Stock is listed on the Date of Grant if such date is a trading day and, if such date is not a trading day, on the immediately preceding date which is a trading day.

     (j) "Nonemployee Director" means a member of the Board who is not an employee of the Company or any Subsidiary and who qualifies as a "disinterested person" within the meaning of Rule 16b-3.

     (k) "Nonqualified Stock Option" means a Stock Option other than an Incentive Stock Option.

     (l) "Option Price" means the purchase price per share payable on exercise of a Stock Option.

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

     (m) "Participant" means a person who is selected by the Stock Option Committee or the Special Stock Option Committee, as applicable, to receive Stock Options or Stock Appreciation Rights and who is at that time (i) an executive officer or other key employee of the Company or any Subsidiary, (ii) an advisor or consultant to the Company or any Subsidiary, or (iii) a member of the Board.

     (n) "Rule 16b-3" means Rule 16b-3 under Section 16 of the Act, as such Rule is in effect from time to time.

     (o) "Special Stock Option Committee" means (i) a committee that at all times consists of at least two Nonemployee Directors and all of whose members qualify as "outside directors" within the meaning of Section 162(m) of the Code.

     (p) "Stock Appreciation Right" means the right of a Participant, without payment to the Company (except for applicable withholding taxes), to receive the excess of the Market Value per Share on the date on which a Stock Appreciation Right is exercised over the Unit Exercise Price as provided in the stock appreciation right agreement, multiplied by the number of Units exercised. A Stock Appreciation Right may be exercised in whole or in part, and if exercised in part the excess above the Unit Exercise Price is calculated only on those Units as to which the Stock Appreciation Right is exercised.

     (q) "Stock Option" means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 4 or 5.

     (r) "Stock Option Committee" means the Stock Option Committee appointed by the Board. Prior to the appointment of such a committee, the Board shall be deemed the Stock Option Committee.

     (s) "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power or equity interests represented by all classes of stock issued by such corporation, partnership, joint venture or other entity.

     (t) "10-Percent Shareholder" means any person who at the time of a Stock Option grant owns capital stock of the Company possessing more than 10% of the combined voting power of all classes of capital stock of the Company.

     (u) "Units" means the number of shares of Common Stock covered by a Stock Appreciation Right which, although not issued to the Participant, are used to measure, at any particular time, the amount payable to the Participant upon exercise of the Stock Appreciation Right.

     (v) "Unit Exercise Price" means the price set forth in a stock appreciation right agreement executed pursuant to Sections 5 or 7 with which the Market Value per Share is compared in order to determine the amount payable to the Participant upon exercise of the Stock Appreciation Right.

     3.  Shares and Units Available Under Plan.
         -------------------------------------

     (a) The shares of Common Stock which may be issued under the Plan will not exceed in the aggregate __________ shares, subject to adjustment as provided in
Section 10. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Any shares of Common Stock that are subject to Stock Options that are terminated, expire unexercised, are forfeited or are surrendered will again be available for issuance under the Plan.

     (b) The Units on which Stock Appreciation Rights may be based will not exceed in the aggregate __________ Units, subject to adjustment as provided in
Section 10. Any Units on which Stock Appreciation Rights are based will again be available for the granting of Stock Appreciation Rights under Section 6 if the Stock Appreciation Rights that were based on those Units are terminated, expire unexercised, are forfeited or are surrendered.

     4.  Stock Options for Participants - Nonexempt Grants.  The Stock Option
         -------------------------------------------------
Committee may from time to time authorize grants to any Participant of options to purchase shares of Common Stock upon such terms and conditions as such committee may determine in accordance with the provisions set forth below. Grants made by the Stock Option Committee pursuant to this Section 4 are not intended to comply with or otherwise satisfy the requirements of Rule 16b-3.

     (a) Each grant will specify the number of shares of Common Stock to which it pertains.

     (b) Each grant will specify the Option Price, which, in the case of an Incentive Stock Option, will be not less than 100% of the Market Value per Share on the Date of Grant or, in the case of an Incentive Stock Option granted to a 10% Shareholder, not less than 110% of the Market Value per Share on the Date of Grant.

     (c) Each grant will specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

     (d) Each grant may specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company, (ii) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months (or, with the consent of the Committee, for less than six months) having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price, or (iii) by a combination of such methods of payment; provided, however, that the payment method described in clause (ii) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock. In the absence of any such specification, only the payment method in clause (i) shall be permitted. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker of some or all of the shares to which such exercise relates.

     (e) Successive grants may be made to the same Participant whether or not any Stock Options previously granted to such Participant remain unexercised.

     (f) Each grant will specify the term of the Stock Option, which in the case of an Incentive Stock Option granted to a 10% Shareholder shall not be greater than five years and for all other Stock Options shall not be greater than ten years.

     (g) Each grant will specify the required period or periods (if any) of continuous service by the Participant with the Company or any Subsidiary and/or any other conditions to be satisfied before the Stock Option or installments thereof will become exercisable, and any grant may provide, or may be amended to provide for the earlier exercise of the Stock Option in the event of a Change in Control.

     (h) Each Stock Option granted pursuant to this Section 4 will be subject to the transfer restrictions set forth in Section 9.

     (i) Each grant will be evidenced by a stock option agreement executed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer (or another officer designated by the Board of Directors or by the Stock Option Committee) and delivered to the Participant and containing such further terms and provisions, consistent with the Plan, as the Committee may approve.

     5.  Stock Options for Participants - Exempt Grants.  The Special Stock
         ----------------------------------------------
Option Committee may from time to time authorize grants to any Participant of options to purchase shares of Common Stock upon such terms and conditions as it may determine in accordance with the provisions set forth below. Grants made by the Special Stock Option Committee pursuant to this Section 5 are intended to comply with and otherwise satisfy the requirements of Rule 16b-3. To the extent that (i) any provision of the Plan applicable to a Stock Option granted pursuant to this Section 5, or (ii) any act of the Board, Stock Option Committee or

Special Stock Option Committee would cause such Stock Option to fail to satisfy or comply with any requirements of Rule 16b-3, such provision or act will be deemed null and void for purposes of such Stock Option.

     (a) Each grant will specify the number of shares of Common Stock to which it pertains.

     (b) Each grant will specify the Option Price, which, in the case of an Incentive Stock Option, will be not less than 100% of the Market Value per Share on the Date of Grant or, in the case of an Incentive Stock Option granted to a 10% Shareholder, not less than 110% of the Market Value per Share on the Date of Grant.

     (c) Each grant will specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

     (d) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company, (ii) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months (or, with the consent of the Special Stock Option Committee, for less than six months) having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price, or (iii) by a combination of such methods of payment; provided, however, that the payment method described in clause (ii) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock. In the absence of any such specification, only the payment method in clause (i) shall be permitted. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker of some or all of the shares to which such exercise relates.

     (e) Successive grants may be made to the same Participant whether or not any Stock Options previously granted to such Participant remain unexercised.

     (f) Each grant will specify the term of the Stock Options, which in the case of an Incentive Stock Option granted to a 10% Shareholder shall not be greater than five years and for all other Incentive Stock Options shall not be greater than ten years.

     (g) Each grant will specify the required period or periods (if any) of continuous service by the Participant with the Company or any Subsidiary and/or any other conditions to be satisfied before the stock Options or installments thereof will become exercisable, and any grant may provide, or may be amended to provide for the earlier exercise of the Stock Options in the event of a Change in Control.

     (h) Each Stock Option granted pursuant to this Section 5 will be subject to the transfer restrictions set forth in Section 9.

     (i) Each grant will be evidenced by a stock option agreement executed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer (or another officer designated by the Board of Directors or by the Special Stock Option Committee) and delivered to the Participant and containing such further terms and provisions, consistent with the Plan, as the Special Stock Option Committee may approve.

     6.  Stock Appreciation Rights - Nonexempt Grants.  The Stock Option
         --------------------------------------------
Committee may from time to time authorize grants of Stock Appreciation Rights to any Participant upon such terms and conditions as such Committee may determine in accordance with the provisions set forth below. Grants made pursuant to this
Section 6 are not intended to comply with or otherwise satisfy the requirements of Rule 16b-3.

     (a) Each grant will specify the number of Units to which it pertains.

     (b) Each grant will specify the Unit Exercise Price, which will be not less than 100% of the Market Value per Share on the Date of Grant.

     (c) Successive grants may be made to the same Participant whether or not any Stock Appreciation Rights previously granted to such Participant remain unexercised.

     (d) Each grant will specify the term of the Stock Appreciation Rights, which shall not be greater than five years.

     (e) Each grant will specify the required period or periods (if any) of continuous service by the Participant with the Company or any Subsidiary and/or any other conditions to be satisfied before the Stock Appreciation Rights or installments thereof will become exercisable, and any grant may provide, or may be amended to provide for the earlier exercise of the Stock Appreciation Rights in the event of a Change in Control.

     (f) Each Stock Appreciation Right granted pursuant to this Section 6 will be subject to the transfer restrictions set forth in Section 9.

     (g) Each grant will be evidenced by a stock appreciation right agreement executed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer (or another officer designated by the Board of Directors or the Stock Option Committee) and delivered to the Participant and containing such further terms and provisions, consistent with the Plan, as the Committee may approve.

     7.  Stock Appreciation Rights - Exempt Grants.  The Special Stock Option
         -----------------------------------------
Committee may from time to time authorize grants of Stock Appreciation Rights to any Participant upon such terms and conditions as such Committee may determine in accordance with the provisions set forth below. Grants made pursuant to this
Section 7 are intended to comply with and otherwise satisfy the requirements of Rule 16b-3. To the extent that (i) any provision of the Plan applicable to a Stock Appreciation Right granted pursuant to this Section 7, or (ii) any act of the Board, Stock Option Committee or Special Stock Option Committee would cause such Stock Appreciation Right to fail to satisfy or comply with any requirements of Rule 16b-3, such provision or act will be deemed null and void for purposes of such Stock Appreciation Right.

     (a) Each grant will specify the number of Units to which it pertains.

     (b) Each grant will specify the Unit Exercise Price, which will be not less than 100% of the Market Value per Share on the Date of Grant.

     (c) Successive grants may be made to the same Participant whether or not any Stock Appreciation Rights previously granted to such Participant remain unexercised.

     (d) Each grant will specify the term of the Stock Appreciation Rights, which shall not be greater than five years.

     (e) Each grant will specify the required period or periods (if any) of continuous service by the Participant with the Company or any Subsidiary and/or any other conditions to be satisfied before the Stock Appreciation Rights or installments thereof will become exercisable, and any grant may provide, or may be amended to provide for the earlier exercise of the Stock Appreciation Rights in the event of a Change in Control.

     (f) Each Stock Appreciation Right granted pursuant to this Section 7 will be subject to the transfer restrictions set forth in Section 9.

     (g) Each grant will be evidenced by a stock appreciation right agreement executed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer (or another officer designated by the Board of Directors or by the Special Stock Option Committee) and delivered to the Participant and containing such further terms and provisions, consistent with the Plan, as the Committee may approve.

     8.  Stock Options for Nonemployee Directors.  This Section 8 shall become
         ---------------------------------------
activated and shall be effective immediately following the close of the initial public offering of the Common Stock by the Company (the "IPO"). Thereafter, each

Nonemployee Director in office at that time will be granted a Stock Option as of the first business day following the close of the IPO, and each Nonemployee Director thereafter newly elected or appointed to the Board will be granted a Nonqualified Stock Option effective upon his or her initial election or other appointment to the Board, to purchase 2000 shares of Common Stock. Each Nonemployee Director will also be granted an additional Nonqualified Stock Option to purchase 1000 shares of Common Stock as of the last day of each fiscal quarter following his or her initial option grant under this Section 8, beginning on the last day of the first complete fiscal quarter following such date, provided that such individual has served continually as a Nonemployee Director through the close of business on such date. Each grant will specify the Option Price, which will not be less than 100% of the Market Value on the Date of Grant. All Stock Options granted pursuant to this Section 8 will contain the terms and conditions set forth in paragraphs (a), (d), (e), (f), (g), (h) and
(i) of Section 4. Stock Options granted pursuant to this Section 8 are intended to comply with and otherwise satisfy the requirements of Rule 16b-3.
To the extent that (i) any provision of the Plan applicable to a Stock Option granted pursuant to this Section 8, or (ii) any act of the Board, Stock Option Committee or Special Stock Option Committee would cause such Stock Option to fail to satisfy or comply with any requirements of Rule 16b-3, such provision or act will be deemed null and void for purposes of such Stock Option.

     9.  Transferability.   Except as otherwise expressly provided in the
         ---------------
agreement evidencing a Stock Option or a Stock Appreciation Right, or in any amendment to such agreement, no Stock Option or Stock Appreciation Right will be transferable by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant.

     10.  Adjustments.  The Board or the Stock Option Committee, with respect to
          -----------
Stock Options granted under Section 4 or Stock Appreciation Rights granted under
Section 6, and the Board or the Special Stock Option Committee, with respect to Stock Options granted under Section 5 or Stock Appreciation Rights granted under
Section 7, may make or provide for such adjustments in the maximum number of shares of Common Stock or Units specified in Section 3, in the number of shares of Common Stock or Units covered by outstanding Stock Options or Stock Appreciation Rights granted hereunder, in the Option Price or Unit Exercise Price, applicable to any such Stock Options or Stock Appreciation Rights and/or in the kind of shares or Units covered thereby (including shares of another issuer), as the Board or such Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. Any fractional shares resulting from the foregoing adjustments will be eliminated with respect to Stock Options, but not with respect to Stock Appreciation Rights.

     11.  Withholding of Taxes.  To the extent that the Company is required to
          --------------------
withhold federal, state, local or foreign taxes in connection with any benefit realized by a Participant under the Plan, or is requested by any Participant to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the realization of such benefit that the Participant make arrangements satisfactory to the Company for payment of the balance of such taxes required or requested to be withheld. In addition, if permitted by the Stock Option Committee, with respect to Stock Options granted under Section 4, or by the Special Stock Option Committee, with respect to Stock Options granted under Section 5, an optionee may elect to have any withholding obligation of the Company satisfied with shares of Common Stock that would otherwise be transferred to the optionee on exercise of the Stock Option.

     12.  Administration of the Plan.
          --------------------------

     (a) The Plan will be administered by the Stock Option Committee with respect to Stock Options granted under Section 4 and with respect to Stock Appreciation Rights granted under Section 6 and by the Special Stock Option Committee with respect to Stock Options granted under Section 5 and with respect to Stock Appreciation Rights granted under Section 7. For purposes of any action taken by the Stock Option Committee or the Special Stock Option Committee, whichever is applicable, a majority of the members will constitute a quorum, and the action of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of such Committee. The Board of Directors as a whole shall administer the Plan with respect to Stock Options granted under Section 8.

     (b) Subject to the allocation of administrative responsibilities set forth in Section 12(a), the Stock Option Committee and the Special Stock Option Committee have the full authority and discretion to administer the Plan and to take any action that is necessary or advisable in connection with the administration of the Plan, including without limitation the authority and discretion to interpret and construe any provision of the Plan or of any agreement, notification or document evidencing the grant of a Stock Option or Stock Appreciation Right. The interpretation and construction by the Stock Option Committee, the Special Stock Option Committee or the Board of Directors, as applicable, of any such provision and any determination by the respective Committee pursuant to any provision of the Plan or of any such agreement, notification or document will be final and conclusive. No member of the Board or of either Committee will be liable for any such action or determination made in good faith.

     (c) Notwithstanding the provisions of Section 12(b), if any authority, discretion or responsibility granted to the Special Stock Option Committee under the Plan would, if exercised or discharged by the Special Stock Option

Committee, cause the provisions of Section 5 or any Stock Option granted under
Section 5 to fail to satisfy the requirements of Rule 16b-3, such authority, discretion or responsibility may be exercised by the Board to the same extent and with the same effect as if exercised by the Special Stock Option Committee; provided, however, that such act of the Board will not cause the provisions of Sections 5 or 7, any Stock Option granted under Section 5 or any Stock Appreciation Right granted under Section 7 to fail to satisfy the requirements of Rule 16b-3 or cause any member of the Special Stock Option Committee to cease to be a disinterested administrator for purposes of Rule 16b-3.

     13.  Amendments, Etc.
          ---------------

     (a) The Stock Option Committee, or the Special Stock Option Committee, as applicable, or the Board of Directors as to grants under Section 8, may, without the consent of the Participant, amend any agreement evidencing a Stock Option or Stock Appreciation Right granted under the Plan, or otherwise take action, to accelerate the time or times at which the Stock Option or Stock Appreciation Right may be exercised, to extend the expiration date of such Stock Option or Stock Appreciation Right, to waive any other condition or restriction applicable to such Participant or to the exercise of such Stock Option or Stock Appreciation Right, to reduce the exercise price of such Stock Option or Stock Appreciation Right, to amend the definition of a Change in Control to expand the events that would constitute a Change in Control, even if such definition may be different from that contained in the Plan, and may amend any such agreement in any other respect with the consent of the Participant.

     (b) The Plan may be amended from time to time by the Stock Option Committee or the Board but may not be amended without further approval by the shareholders of the Company if such Plan amendment would result in any grant or other transaction with respect to Stock Options under Section 5 or Stock Appreciation Rights under Section 7 no longer satisfying the requirements of Rule 16b-3. In the event any law, or any rule or regulation issued or promulgated by the Internal Revenue Service, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., any stock exchange upon which the Common Stock is listed for trading, or any other governmental or quasi-governmental agency having jurisdiction over the Company, the Common Stock or the Plan requires the Plan to be amended, or in the event Rule 16b-3 is amended or supplemented (e.g., by addition of alternative rules) or any of the rules
                 ----
under Section 16 of the Act are amended or supplemented, in either event to permit the Company to remove or lessen any restrictions on or with respect to Stock Options or Stock Appreciation Rights, the Board of Directors reserves the right to amend the Plan to the extent of any such requirement, amendment or supplement, and all Stock Options or Stock Appreciation Rights then outstanding will be subject to such amendment.

     (c) The Plan may be terminated at any time by action of the Board, but in any event will terminate on the tenth anniversary of the effective date of the Plan. The termination of the Plan will not adversely affect the terms of any outstanding Stock Option or Stock Appreciation Right.

     (d) The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate a Participant's employment or other service at any time.

                                           LOGILITY, INC.


                                           By:/s/ J. Michael Edenfield
                                              ------------------------

                                           Name: J. Michael Edenfield

                                           Title:  President

                                LOGILITY, INC.
                                1997 STOCK PLAN
                                ---------------

                            STOCK OPTION AGREEMENT
                            ----------------------


     This Stock Option Agreement (the "Agreement") is entered into by and between Logility, Inc., a Georgia corporation (the "Company"), and __________________________________________________________ (the "Participant").
The Company and the Participant agree as follows:

     1.   Grant of Stock Option.
          ---------------------

          (a) Pursuant to a duly adopted resolution of the appropriate stock option committee on _______________, _______ (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1997 Stock Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of ________________ shares of the Company's common stock, no par value ("Common Stock"), at an exercise price per share equal to $______________ (the "Option Price"). Any terms used in this Agreement having initial capital letters but not defined herein shall have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

          (b) The Stock Option is intended to be an Incentive Stock Option. [The Stock Option is intended to be a Nonqualified Stock Option.]

     2.   Time of Exercise.  The Stock Option may be exercised, in whole or in
          ----------------
part, according to the following schedule:

          Percentage
          Exercisable    Periods
          -----------    -------

              0%         Immediately
             25%         On the first anniversary of the Date of Grant
             50%         On the second anniversary of the Date of Grant
             75%         On the third anniversary of the Date of Grant
            100%         On the fourth anniversary of the Date of Grant

     The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of such term.

     3.   Term.  The Stock Option will expire and all rights under this
          ----
Agreement will terminate on the __________ anniversary of the Date of Grant.

     4.   Restriction on Exercise.  The Stock Option:
          -----------------------

     (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

     (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained.

     5.   Manner of Exercise.  The Stock Option may be exercised by written
          ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price, (c) with the consent of the applicable stock option committee, by authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant having an aggregate fair market value per share on the date of exercise equal to the aggregate Option Price or
(d) by a combination of any of the foregoing (provided that the payment methods described in clauses (b) and (c) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock); provided that payment of the Option Price may also be made by deferred payment for the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.   Non-Transferability of Stock Options.  The Stock Option is not
          ------------------------------------
assignable or transferable by the Participant other than by will or the laws of descent and distribution.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares of Common Stock covered by the Stock Option until the issuance of a certificate to the Participant or such beneficiaries for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing the shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death or Termination of Employment as a Result of
          --------------------------------------------------------------------
Disability of Participant.  If the Participant dies or terminates employment as
-------------------------
a result of disability prior to termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable, subject to all conditions of the Plan and this Agreement, for a period of one year from the date of the Participant's death or termination of employment as a result of disability. In the event of the death of the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. For purposes of this Section, the Board or a committee of the Board with authority to address this issue, will have reasonable discretion, based upon medical consultation, to determine whether termination of a Participant's employment has occurred "as a result of disability." In no event may the Stock Option be exercised after the expiration date set forth in
Section 3.

     10.  Rights in Event of Termination of Employment Other Than as a Result of
          ----------------------------------------------------------------------
Death or Disability.  With respect to a Participant who is an employee of the
-------------------
Company or any Subsidiary on the Date of Grant, if the Participant ceases to be employed by the Company or any Subsidiary, other than as a result of death or disability, prior to the termination of the Participant's rights to exercise the Stock Option, the Stock Option will cease to vest in accordance with Section 2 on the date following the last day on which the Participant is entitled to receive any compensation, including but not limited to severance or termination payments, from the Company. To the extent the Stock Option was exercisable on such date, and only to such extent, the Stock Option will be exercisable through the 90th day following such date. In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     11.  Exercisability upon Change in Control.
          -------------------------------------

     (a) Notwithstanding the vesting schedule in Section 2, in the event of a Change in Control, as hereinafter defined, or a threatened Change in Control, any unexercised portion of the Stock Option, including that portion not yet vested, shall become immediately exercisable. Whether a Change in Control is threatened will be determined solely by the Board. Nothing herein shall prevent the assumption of the Stock Option or substitution therefor of a new stock option by the surviving corporation in a merger if agreed to by the Participant.

     (b) For purposes of Section 11(a), the term "Change in Control" shall have the meaning assigned to that term in the Plan, subject to amendment as provided in Section 13(a) of the Plan.

     12.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its sole discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether a registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     13.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to its principal office, now 470 East Paces Ferry Road, N.E., Atlanta, Georgia 30305, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     14.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     15.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     16.  Amendments.  The Board or any stock option committee established by
          ----------
the Board under the Plan may, without the consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3, to waive any other condition or restriction applicable to the Stock Option or to the Exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     17.  Governing Law.  This Agreement is intended to be performed in the
          -------------
State of Georgia and will be construed and enforced in accordance with and governed by the laws of such State.

     18.  Entire Agreement. This Agreement, together with the Plan, constitutes
          ----------------
the entire agreement of the Company and the Participant and supersedes all prior contracts, agreements, arrangements, communications, discussions and representations, whether oral or written, with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the __________ day of _______________________, ________.

                                      LOGILITY, INC.


                                      By:
                                         -------------------------------

                                      Title:
                                            ----------------------------

                                      PARTICIPANT:



                                      ----------------------------------
                                      Signature


                                      ----------------------------------
                                      Print Name

                                      Social Security Number:
                                                             -----------

                                      Address for Notice:


                                      ----------------------------------

                                      ----------------------------------

                                LOGILITY, INC.
                                1997 STOCK PLAN
                                ---------------

                      STOCK APPRECIATION RIGHT AGREEMENT
                      ----------------------------------


     This Stock Appreciation Right Agreement (the "Agreement") is entered into by and between Logility, Inc., a Georgia corporation (the "Company"), and
                                     (the "Participant").  The Company and the
------------------------------------
Participant agree as follows:


     1.   Grant of Stock Appreciation Right.
          ---------------------------------

     (a) Pursuant to a duly adopted resolution of the appropriate stock option committee on _______________, ______ (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1997 Stock Plan (the "Plan"), a stock appreciation right (the "Stock Appreciation Right") to receive the excess of the Market Value per Share, as defined in the Plan, on the date on which the Stock Appreciation Right is exercised, over the Unit Exercise Price as set forth below, multiplied by the number of Units exercised. Any terms used in this Agreement having initial capital letters but not defined herein shall have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

     (b) The specific grant terms of the Stock Appreciation Right are as follows:

          (i)  Number of Units:  _________

          (ii) Unit Exercise Price:  _________

     2.   Time of Exercise.  The Stock Appreciation Right may be exercised, in
          ----------------
whole or in part, according to the following schedule:

          Percentage
          Exercisable    Periods
          -----------    -------

              0%         Immediately
             25%         On the first anniversary of the Date of Grant
             50%         On the second anniversary of the Date of Grant
             75%         On the third anniversary of the Date of Grant
            100%         On the fourth anniversary of the Date of Grant

     The unexercised portion of the Stock Appreciation Right from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Stock Appreciation Right as to such unexercised portion will continue for the entire term described in Section 3 below. In no event may the Stock Appreciation Right be exercised in whole or in part, however, after the expiration of such term.

     3.   Term.  The Stock Appreciation Right will expire and all rights under
          ----
this Agreement will terminate on the __________ anniversary of the Date of Grant.

     4.   Restriction on Exercise.  The Stock Appreciation Right:
          -----------------------

     (a) may be exercised only with respect to full Units; and

     (b) may be exercised in whole or in part.

     5.   Manner of Exercise.  Except as set forth in Section 9, the Stock
          ------------------
Appreciation Right may be exercised by written notice to the Company of the number of Units being exercised. Any federal, state or local taxes required to be withheld at the time of exercise will be withheld in full upon exercise.

     6.   Non-Transferability of Stock Appreciation Rights.  This Stock
          ------------------------------------------------
Appreciation Right is not assignable or transferable by the Participant other than by will or the laws of descent and distribution.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any Units covered by the Stock Appreciation Right.

     8.   Adjustments.  The number of Units covered by the Stock Appreciation
          -----------
Right granted under this Agreement, and the Unit Exercise Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the exercise of the Stock Appreciation Right.

     9.   Automatic Exercise Upon Termination of Employment.  If the Participant
          -------------------------------------------------
dies, terminates employment as a result of disability or otherwise terminates employment, voluntarily or involuntarily, for any reason whatsoever, prior to termination of the Participant's rights to exercise the Stock Appreciation Right, any exercisable portion, and only the exercisable portion, of the Stock Appreciation Right that has not yet been exercised shall be deemed to have been exercised automatically, effective the date of the Participant's death or termination of employment, as if exercised by written notice on that date under
Section 5.

     10.  Exercisability upon Change in Control.
          -------------------------------------

     (a) Notwithstanding the vesting schedule in Section 2, in the event of a Change in Control, as hereinafter defined, or a threatened Change in Control, any unexercised portion of the Stock Appreciation Right, including that portion not yet vested, shall become immediately exercisable. Whether a Change in Control is threatened will be determined solely by the Board. Nothing herein shall prevent the assumption of the Stock Appreciation Right or substitution therefor of a new stock appreciation right or stock option by the surviving corporation in a merger if agreed to by the Participant.

     (b) For purposes of Section 10(a), the term "Change in Control" shall have the meaning assigned to that term in the Plan, subject to amendment as provided in Section 13(a) of the Plan.

     11.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to its principal office, now 470 East Paces Ferry Road, N.E., Atlanta, Georgia 30305, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Appreciation Right will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     12.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     13.  Amendments.  The Board or any stock option committee established by
          ----------
the Board under the Plan may, without the consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Appreciation Right may be exercised, to extend the term described in
Section 3, to waive any other condition or restriction applicable to the Stock Appreciation Right or to the Exercise of the Stock Appreciation Right, to reduce the Unit Exercise Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     14.  Governing Law.  This Agreement is intended to be performed in the
          -------------
State of Georgia and will be construed and enforced in accordance with and governed by the laws of such State.

     15.  Entire Agreement. This Agreement, together with the Plan, constitutes
          ----------------
the entire agreement of the Company and the Participant and supersedes all prior contracts, agreements, arrangements, communications, discussions and representations, whether oral or written, with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the ________ day of _____________________, ________.


                                          LOGILITY, INC.


                                          By:
                                             ------------------------------
                                          Title:
                                                ---------------------------

                                          PARTICIPANT:


                                          ----------------------------------
                                          Signature


                                          ----------------------------------
                                          Print Name

                                          Social Security Number:
                                                                -------------

                                           Address for Notice:


                                           ---------------------------------

                                           ---------------------------------